UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2026

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2026, Elme Bethesda Owner LLC (the “Bethesda Seller”), a wholly-owned subsidiary of Elme Communities (the “Company”), entered into a purchase and sale agreement (the “Bethesda Agreement”) with CAPREIT Acquisition Corporation (the “Buyer”) for the sale of Elme Bethesda, a 193-unit community located in Bethesda, Maryland, for a contract sale price of $59.0 million, subject to customary prorations and adjustments (the “Bethesda Sale”). The aggregate earnest money deposit amount is $1 million. The first installment of the deposit, $500,000, is required to be funded within two business days of signing. If the Buyer does not terminate the Bethesda Agreement on or before the expiration of an inspection period (which expires on June 3, 2026 unless otherwise extended by mutual agreement of the parties), the remaining $500,000 deposit installment will be due within two business days of the expiration of such inspection period, at which time the entire earnest money deposit will become nonrefundable, except in the event of the Bethesda Seller’s breach of the Bethesda Agreement or failure to satisfy conditions precedent to the consummation of the Bethesda Sale. In addition to completion of the inspection period, the Bethesda Agreement is subject to closing conditions and other terms and conditions customary for real estate transactions. The Bethesda Agreement provides for closing no later than the last to occur of (i) July 9, 2026 and (ii) 10 business days after a certificate of compliance, certifying compliance with Montgomery County’s right of first refusal requirements, has been obtained from the Montgomery County Department of Housing and Community Affairs, subject to limited exceptions. However, there can be no assurance that the inspection period will be successfully completed, that the closing conditions will be satisfied or that the Bethesda Sale will be consummated on the terms and timeline provided for in the Bethesda Agreement or at all.

The Bethesda Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for the purposes of the Bethesda Agreement and are subject to important qualifications and limitations agreed to by and between Buyer and Bethesda Seller in connection with negotiating the Bethesda Agreement. Accordingly, security holders should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date because such representations and warranties are modified in important part by the underlying disclosure schedules, are subject to a contractual standard of materiality different from that generally applicable to security holders and were used only for the purposes of conducting certain limited due diligence inquiries and allocating risks and not for establishing all material facts with respect to the matters addressed.

Forward-Looking and Cautionary Statements

Certain statements in press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause our actual results, performance, or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause our actual results, performance, or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: the Company’s ability to remain listed on the NYSE and the Company’s expected timeline for doing so; the Company’s ability to transfer its remaining assets and liabilities to a liquidating trust and terminate its existence by voluntary dissolution on the terms and timeline anticipated; the Company’s ability to successfully complete the sales of its remaining assets, including successful completion of any remaining inspection periods and all closing conditions applicable to assets under contract, on the terms and timeline anticipated, or at all; changes in the amount and timing of the additional liquidating distributions, including as a result of unexpected levels of transaction cost, changes in the gross asset sales proceeds from the sale of the remaining properties from prior estimates, delayed or terminated closings, liquidation costs or unpaid or additional liabilities and obligations; the Company’s ability to repay its senior secured term loan with an original principal amount of $520.0 million (the “Secured Term Loan”) with the net proceeds from the sales of the remaining properties which secure the Secured Term Loan and to release the mortgages securing the Secured Term Loan as they are sold; the possibility, mechanics and timing of converting to a liquidating trust or other liquidating entity; the ability of the Company’s Board of Trustees to terminate the Company’s Plan of Sale and Liquidation (the “Plan of Sale and Liquidation”); the response of the Company’s residents, tenants and business partners to the Plan of Sale and Liquidation; potential difficulties in employee retention as a result of the on-going Plan of Sale and Liquidation; the outcome of legal proceedings that may be instituted against the Company, its trustees and others, including those related to the sale of 19 multifamily assets to an affiliate of Cortland Partners, LLC, other completed and future property sales and the Plan of Sale and Liquidation; the risk that disruptions caused by or relating to the Plan of Sale and Liquidation will harm our ongoing business, including current plans and operations; risks relating to the market value of our common shares; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Plan of Sale and Liquidation; general risks affecting the real estate industry and local real estate markets, including, without limitation, the market value of the Company’s properties and potential illiquidity of the Company’s remaining real estate investments; whether or not the sale of one or more of our properties may be considered a prohibited transaction under the Code (as defined below); the Company’s ability to maintain our status as a REIT for U.S. federal income tax purposes; the occurrence of any event, change or other circumstances that could give rise to the termination of the Plan of Sale and Liquidation; the risks associated with ownership of real estate in general and our real estate assets in particular; and general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s businesses in the “Risk Factors” section of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company undertakes no obligation to update its forward-looking statements or risk factors to reflect new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

May 28, 2026
(Date)